UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ANALOGIC CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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June 1, 2018

Dear Shareholder:

You have previously received proxy materials in connection with Analogic’s Special Meeting of Shareholders to be held on June 21, 2018 in which you are being asked to approve a merger with an affiliate of Altaris Capital Partners. According to our latest records, your vote for this meeting has not yet been received. Your vote is very important.

The Analogic Board of Directors believes this transaction is in the best interests of all shareholders and unanimously recommends that you vote “FOR” the transaction. It is the result of a 10-month, strategic alternatives review that considered a comprehensive range of alternatives, including the sale of the entire company, separating the Company’s three business units, and the continued short- and long-term operation of the Company on a stand-alone basis. The process involved direct outreach to potential financial and strategic buyers as well as responses to inbound expressions of interest and ultimately included contact with 75 parties. The transaction presents the best combination of certainty and value for stockholders and is a 25% premium to Analogic’s closing share price of $67.45 on June 7, 2017, the day after the Company reported quarterly earnings for the third quarter of fiscal 2017 and announced the launch of the review process. Further reasons for the transaction can be found in the proxy statement.

To ensure your representation at the Analogic Special Meeting of Shareholders, please complete and return the enclosed proxy card or submit your proxy by telephone using the toll-free number noted on the proxy card or over the Internet at the website noted on the proxy card. If you hold your shares at a bank or brokerage firm, your bank or broker cannot vote your shares without your specific instructions.

If you have any questions or need assistance submitting a proxy to have your shares of Company common stock voted at the special meeting, please call Georgeson LLC, the company’s proxy solicitor, toll-free at (866) 431-2105.

On behalf of the Analogic Board of Directors and management team, thank you for your continued support.

Very truly yours,

Bernard C. Bailey	Fred B. Parks
Chairman of the Board	Chief Executive Officer

Additional Information and Where to Find It

Analogic filed a definitive proxy statement with the SEC in connection with the transaction (the “Proxy Statement”), including a form of proxy card, on May 16, 2018. The Proxy Statement and form of proxy card have been mailed to Analogic’s shareholders. The Proxy Statement contains important information about Altaris, Analogic, the merger and related matters. Investors and security holders are urged to read the Proxy Statement carefully.

Investors and security holders can obtain free copies of the Proxy Statement and other documents filed with the SEC by Analogic through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders can obtain free copies of the Proxy Statement from Analogic by contacting Analogic’s Investor Relations department at investorrelations@analogic.com or by calling 978-326-4058.

Analogic and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the transactions contemplated by the merger agreement. Information regarding Analogic’s directors and executive officers, including the direct and indirect interests of Analogic’s directors and executive officers in the merger, is contained in the Analogic’s Annual Report on Form 10-K for the year ended July 31, 2017, its proxy statement dated November 2, 2017 and in the Proxy Statement dated May 16, 2018, each of which is filed with the SEC. These documents can be obtained free of charge from the sources listed above.

Safe Harbor for Forward-Looking Statements

Statements in this document regarding the proposed transaction between Altaris and Analogic, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about future expectations, plans, and prospects for Analogic, including statements containing the words “believes,” “anticipates,” “plans,” “expects,” and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the risk that the proposed merger may not be completed in a timely manner, or at all, which may adversely affect Analogic’s business and the price of its common stock; the failure to satisfy all of the closing conditions of the proposed merger, including the approval of the merger agreement by Analogic’s stockholders; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the proposed merger on Analogic’s business, operating results, and relationships with customers, suppliers, competitors and others; risks that the proposed merger may disrupt Analogic’s current plans and business operations; potential difficulties retaining employees as a result of the proposed merger; risks related to the diverting of management’s attention from Analogic’s ongoing business operations; the outcome of any legal proceedings that may be instituted against Analogic related to the merger agreement or the proposed merger; risks relating to product development and commercialization, limited demand for Analogic’s products or the limited number of customers for such product; risks associated with competition; uncertainties associated with regulatory agency approvals; competitive pricing pressures; downturns in the economy; the risk of potential intellectual property litigation; acquisition related risks; and other factors discussed in Analogic’s most recent quarterly and annual reports filed with the SEC. In addition, the forward-looking statements included in this document represent Analogic’s views as of the date of this document. While Analogic anticipates that subsequent events and developments will cause Analogic’s views to change, Analogic specifically disclaims any obligation to update these forward-looking statements. These forward-looking statements should not be relied upon as representing Analogic’s views as of any later date.